Exhibit 99.1 Corporate Presentation January 7, 2019 1

Acceleron Forward-Looking Statements THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE COMPANY’S STRATEGY, FUTURE PLANS and prospects, including statements regarding the development of the Company's compounds, the timeline for clinical development and regulatory approval of the Company’s compounds and the expected timing for reporting of data from ongoing clinical trials. The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INCLUDED IN THE FORWARD-LOOKING STATEMENTS DUE to various factors, risks and uncertainties, including, but not limited to, that preclinical testing of the Company's compounds and data from clinical trials may not be predictive of the results or success of ongoing or later clinical trials, that the results of any clinical trial may not be predictive of the results or success of other clinical trials of the same product candidate, that the development of the Company's compounds will take longer and/or cost more than planned, that the Company will be unable to successfully complete the clinical development of the Company’s compounds, that the Company may be delayed in initiating, enrolling or completing any clinical trials, and that the Company's compounds will not receive regulatory approval or become commercially successful products. These and other risks and uncertainties are identified under the heading "Risk Factors" included in the Company's most recent Annual Report on Form 10-K, and other filings that the Company has made and may make with the SEC in the future. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION ARE BASED ON MANAGEMENT’S CURRENT views, plans, estimates, assumptions and projections with respect to future events, and the Company does not undertake and specifically disclaims any obligation to update any forward-looking statements. 2

Mission and Therapeutic Area Focus HEMATOLOGY Our mission is to transform the lives NEUROMUSCULAR of patients with serious and rare diseases PULMONARY 3

Building Therapeutic Area Leadership

HEMATOLOGY	NEUROMUSCULAR	PULMONARY
Phase 3 Trials--Luspatercept	**Phase 2 Trials**	**Phase 2 Trials--Sotatercept**
MEDALIST Lower-Risk MDS, RS+ BELIEVE β-Thalassemia, Transfusion-Dependent COMMANDS Lower-Risk MDS, First-line	ACE-083 Facioscapulohumeral muscular dystrophy (FSHD) ACE-083 Charcot-Marie-Tooth disease (CMT)	PULSAR Pulmonary arterial hypertension (PAH) SPECTRA Exploratory trial in PAH
Phase 2 Trials	**Phase 1 Trial**	**Preclinical**
BEYOND β-Thalassemia, Non-Transfusion-Dependent MYELOFIBROSIS	ACE-2494 Healthy volunteers	ACE-1334 Pulmonary disease
MDS / β-Thalassemia / MF	**FSHD / CMT**	**PAH**

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ACCELERON

2018 Key Milestones Across Therapeutic Areas Luspatercept ACE-083 Sotatercept Positive MEDALIST and BELIEVE Positive Part 1 results in CMT and PULSAR Phase 2 trial initiated Phase 3 trial results FSHD Phase 2 trials Multiple preclinical presentations ASH 2018 – MEDALIST and Presentations at multiple medical at AHA BELIEVE presentations selected congresses for “Best of ASH” SPECTRA exploratory trial planned Part 2 of each Phase 2 trial COMMANDS and BEYOND trials initiated initiated 5

Anemia impacts approximately 25%1 of the population, or >1.5b people worldwide Hematology 1. de Benoist B et al., eds. Worldwide prevalence of anaemia 1993-2005. WHO Global Database on Anaemia Geneva, World Health Organization, 2008

Chronic Anemia Due to Rare Blood Disorders LOWER-RISK MDS Bone marrow failure disorder BETA-THALASSEMIA CHRONIC Genetic hemoglobin mutation ANEMIA MYELOFIBROSIS Fibrotic bone marrow disease 7

Anemia’s Impact on Patients Fatigue/tiredness/weaknessdness/weakness Shortness off breathbreath/dizziness/dizziness Reduced mentalntal sharpnesssharpness Impact on dailyaily activitactivityy level Regular red bbloodlood cell transfusions 8

Burden of Red Blood Cell Transfusion Process

Blood donation → **Processing, testing, & packaging** → **Storage** (6° C for ≤ 42 days) → **Distribution**

→ **Patient with chronic anemia hits hemoglobin threshold** (~Every 2-3 Weeks) → **Cross-match Appointment** → **Red Blood Cell Transfusion Appointment** (4 to 8 hours in center)



Iron Overload
Infection
Decreased Mortality
Alloimmunization
Economic Burden

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ACCELERON

Lack of Viable Treatment Options 1989 > 30 years 2020 Synthetic Potential erythropoietin No new product approvals to treat Luspatercept approved for lower-risk MDS-, beta-thalassemia-, and/or U.S. / E.U. market certain anemias myelofibrosis-associated anemia in the U.S. approval 10

Luspatercept: A First-in-Class Erythroid Maturation Agent



Stem Cell
Progenitor Cells
Erythroblast maturation into red blood cells
TGF-BETA PROTEINS
LUSPATERCEPT

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ACCELERON

MEDALIST and BELIEVE Phase 3 Trial Results Phase 3 Phase 3 Lower-Risk MDS, RS+ ɴ-Thalassemia, Transfusion-Dependent ƒ ASH 2018 plenary and oral presentations selected for “Best of ASH” ƒ Luspatercept met all primary and key secondary endpoints ƒ Durable responses with a favorable safety profile ƒ Planned U.S. and E.U. marketing application submissions in 1H:19 12

Additional Luspatercept Trials Underway Phase 3 Phase 2 Phase 2 Lower-Risk MDS, First-line ɴ-Thalassemia, Non- Transfusion-Dependent ƒ Enrolling up to 350 ƒ Enrolling up to 150 ƒ Enrolling up to 70 patients patients patients New trials supported by Phase 2 results 56%1 53%2 шϯϬй3 RBC Transfusion Independence Increase in Mean Hb шϭ͘ϬŐͬdL Anemia Response in Sotatercept Phase 2 IST3 1. EHA 2018: ESA naïve LR MDS patients, RBC-TI: 18/32 or 56% 13 2. ,ϮϬϭϴ͗EdƉĂƚŝĞŶƚƐ͕шϭ͘ϬŐͬdL, 16/30 or 53%, in weeks 13-24 fixed interval compared to 12 weeks pre-treatment 3. ASH 2017: sotatercept, monotherapy: 7/18 or 39% of evaluable patients; combination therapy: 3/10 or 30% of evaluable patients

A Potential Platform Treatment for Chronic Anemias Evaluating additional Lower-Risk MDS Lower-Risk MDS ɴ-Thalassemia ɴ-Thalassemia, diseases RS+ First-line Transfusion-Dependent Non-Transfusion- associated with Dependent anemia $2 Billion + $1 Billion + + TBD Estimated Estimated Annual Peak Annual Peak Sales Potential Sales Potential 14

Luspatercept’s Potential Revenue Drives Significant Value Acceleron Receives Royalty % Low to Mid-20s Celgene Funds Program Costs ~100% Potential Acceleron Annual Royalty Revenue Annual Peak Sales Potential Scenarios 15

Neuromuscular Disease

ACE-083: Targeting Focal Muscle Disease Administered into target Facioscapulohumeral Charcot-Marie-Tooth muscle for concentrated effect Muscular Dystrophy (FSHD) Disease (CMT) ACE-083 Myopathy Neuropathy Locally-acting ƒ 20,000 U.S. patients ƒ > 100,000 U.S. patients myostatin+ 17

High Unmet Medical Need in FSHD and CMT ƒ Slowly progressing muscle weakness diseases – Patients are typically diagnosed at a young age (20s to 30s) – Muscle weakness can progress asymmetrically ƒ No approved pharmacology solutions – Treatment is currently limited to physical therapy and bracing ƒ Foot drop (ankle weakness) affects a majority of patients leading to multiple challenges – Maintaining balance and frequent falls – Walking long distances and climbing up and down stairs ƒ Upper arm weakness (biceps) is reported in a majority of FSHD patients 18

Two-Part Phase 2 Trials in FSHD and CMT PART 1 RESULTS ƒ Mean total muscle volume increases (14% to 20%)* ƒ Reduction in absolute fat fraction (overall muscle quality improvement)* ƒ No serious adverse events, most common adverse events were mild or moderate (grades 1-2)* PART 2FSHD* OF EACH PHASE 2 TRIAL ONGOING FSHD Randomized 1:1 CMT Treatment Duration: N = 55 6 months N = 40 ƒ Primary Endpoint: target muscle volume increase (via MRI) ƒ Key Secondary Endpoints: functional walk and upper limb tests along with patient reported outcomes 19 *Part 1 of Phase 2 results: FSHD & CMT ACE-083 high dose cohorts as of WMS 2018 Meeting

Pulmonary Disease

Pulmonary Arterial Hypertension (PAH) Disease Background Symptoms PATIENT SNAPSHOT mean ƒ Shortness of breath age 50 ƒ Chest pain ƒ Dizziness and/or fainting 3 to 1 ƒ Exertion fatigue 70K women to men U.S./E.U. PAH Patients 21

Current Therapies Are Not Enough DRUG APPROVALS 14 disease modifying over the last 20 YEARS NO therapies Improved survival and quality of life Median survival ~5 to 7 years 22

PAH: A Disease of Vascular Remodeling Pulmonary Arteries Elevated pressure in the pulmonary circulation leads to heart failure Normal Arterial Hypertension • Smooth muscle cell hypertrophy • Endothelial cell proliferation • Intimal fibrosis 23

Sotatercept’s Activity in Preclinical Studies Sotatercept1 Preclinical Study: Sugen Hypoxia Model Lung histology Pulmonary Arterioles (10-50 μm, N=100) Classification (%)2 ;ɲ^DͬĞůĂƐƚŝŶƐƚĂŝŶŝŶŐ͕ϭϬyŵĂŐŶŝĨŝĐĂƚŝŽŶͿ % of Completely Muscularized Vessels 72.5% 29.3% Vehicle Sotatercept1 Vehicle Sotatercept1 1. RAP-011 24 2. Modified from Yu PB, Yung LM, Bocobo GA, Dinter T. ACTRIIA-Fc rebalances BMP and activin/TGF-beta signaling to attenuate experimental pulmonary hypertension. American Heart Association 2017 Scientific Sessions. November 14, 2017

PAH Phase 2 Trials Ongoing and Planned

PULSAR

Traditional Phase 2 Trial
Randomized, double blind, placebo-controlled
N = 100

6-month primary treatment period:

- Primary endpoint: pulmonary vascular resistance (PVR)
- Secondary endpoint: 6-minute walk distance

SPECTRA

Exploratory Phase 2 Trial
Open-label, single arm
N = 25

6-month primary treatment period endpoints:

- Pulmonary vascular resistance (PVR)
- 6-minute walk distance
- Invasive cardiopulmonary exercise test (iCPET)
- Cardiac magnetic resonance imaging

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ACCELERON

Upcoming Corporate Priorities

HEMATOLOGY

- **Luspatercept**
  - Planned marketing authorization applications in US and EU for LR MDS and β-thalassemia in **1H 2019**
  - MEDALIST and BELIEVE Phase 3 trial results planned to be submitted for publication in **2019**
  - COMMANDS Phase 3 clinical trial patient enrollment
  - Myelofibrosis Phase 2 trial preliminary topline results expected in **2H 2019**
  - BEYOND Phase 2 trial preliminary topline results expected in **2020**
  - Potential expansion of clinical program into other indications in **2019**

NEUROMUSCULAR

- **ACE-083**
  - FSHD/CMT Part 2 of the Phase 2 trials preliminary results expected **(FSHD in 2H 2019/CMT by YE 2019)**
- **ACE-2494**
  - Phase 1 healthy volunteer trial results expected in **1H 2019**

PULMONARY

- **Sotatercept**
  - Plan to initiate SPECTRA exploratory study in **Q1 2019**
  - PULSAR Phase 2 trial preliminary results expected in **1H 2020**

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ACCELERON

Long-term Vision for Growth and Value Creation ACE-083 (2019) Sotatercept (2020) • Phase 2 results expected in • PULSAR & SPECTRA Phase Luspatercept (2018) FSHD & CMT 2 results expected in PAH • Positive MEDALIST and BELIEVE Phase 3 trial results • COMMANDS and BEYOND trials initiated • Myelofibrosis Phase 2 trial ongoing Luspatercept (2019-2021) • MEDALIST/BELIEVE indication potential approvals in U.S. and E.U. • MF/BEYOND Phase 2 results expected • COMMANDS Phase 3 results expected • Potential expansion of clinical program into other indications Time 2018 Future 27

Additional Slides

ASH 2018: MEDALIST and BELIEVE Phase 3 Trial Results 29

MEDALIST Phase 3 Trial Design


MEDALIST
Double-blind
Lower-Risk MDS (RS+)
Screening
16-week confirmed transfusion burden
luspatercept
Placebo
2:1 Randomized
Treated SC Every 3 Weeks
Week 24
Primary Endpoint
Week 48
Secondary Endpoint

- **Primary Endpoint**
  - RBC-transfusion independence (≥ 8 weeks) during the first 24 weeks
- **Secondary Endpoints**
  - RBC-transfusion independence (≥ 8 or 12 weeks) during the first 48 weeks
  - International Working Group hematologic improvement-erythroid (IWG HI-E)
  - Duration of transfusion independence (RBC-TI)

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Trial ID: NCT02631070

ACCELERON

MEDALIST Phase 3 Trial Primary ŶĚƉŽŝŶƚ͗ZĞĚůŽŽĚĞůůdƌĂŶƐĨƵƐŝŽŶ/ŶĚĞƉĞŶĚĞŶĐĞшϴtĞĞŬƐ Luspatercept Placebo RBC-d/шϴǁĞĞŬƐ (n = 153) (n = 76) Weeks 1–24, n (%) 58 (37.9) 10 (13.2) 95% CI 30.2–46.1 6.5–22.9 P valuea < 0.0001 a Cochran–Mantel–Haenszel test stratified for average baseline RBC transfusion requirement (ш 6 units vs < 6 units of RBCs/8 weeks) and baseline IPSS-R score (Very Low or Low vs Intermediate). CI, confidence interval. 31

MEDALIST Phase 3 Trial Secondary Endpoint: Erythroid Response (HI-E) Luspatercept Placebo (n = 153) (n = 76) Achieved HI-Ea (weeks 1–24), n (%) 81 (52.9) 9 (11.8) Reduction of ш4 RBC units/8 weeks (baseline transfusion burden ш4 units/8 weeks) 52/107 (48.6) 8/56 (14.3) ,ďŝŶĐƌĞĂƐĞŽĨшϭ͘ϱŐͬĚ> (baseline transfusion burden < 4 units/8 weeks) 29/46 (63.0) 1/20 (5.0) 95% CI 44.72–61.05 5.56–21.29 P valueb < 0.0001 a Defined as the proportion of patients meeting the HI-E criteria per IWG 2006 criteria (Cheson et al. 2006) sustained over a consecutive 56-day period during the indicated treatment period. b Luspatercept compared with placebo, Cochran–Mantel–Haenszel test. 32

BELIEVE Phase 3 Trial Design



BELIEVE
β-Thalassemia Transfusion-Dependent
Screening
12-week prospective pre-treatment period
Double-blind
luspatercept
Placebo
2:1 Randomized
Treated SC Every 3 Weeks
Weeks 13 - 24
Primary Endpoint
Weeks 37 - 48
Secondary Endpoint

- **Primary Endpoint**
  - ≥ 33% reduction in transfusion burden from weeks 13-24 compared to pre-treatment period
- **Key Secondary Endpoints**
  - ≥ 33% reduction in transfusion burden from weeks 37-48 compared to pre-treatment period
  - ≥ 50% reduction in transfusion burden compared to pre-treatment period
  - Mean change in transfusion burden from week 13 to week 24

Trial ID: NCT02604433

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ACCELERON

BELIEVE Phase 3 Trial Primary endpoint MET: Rate of Erythroid Response A significantly greater proportion of luspatercept-WUHDWHGSDWLHQWVDFKLHYHGD•UHGXFWLRQIURP baseline in transfusion burden during weeks 13 to 24 30 Luspatercept P < 0.0001 (OR 5.79, 95% CI 2.24–14.97) Placebo 25 20 15 21.4% (n = 48) 10 WĂƚŝĞŶƚƐĐŚŝĞǀŝŶŐшϯϯй Transfusion Burden ReductionBurden (%) Transfusion 5 4.5% (n = 5) 0 Luspatercept Placebo (n = 224) (n = 112) CI, confidence interval; OR, odds ratio. The BELIEVE Trial studied adult patients.

BELIEVE Phase 3 Trial All key secondary endpoints MET: Rates of Erythroid Response A significantly greater proportion of luspatercept-treated patients achieved clinically meaningful reductions in WUDQVIXVLRQEXUGHQRI•DQG• 30 Luspatercept P < 0.0001a 25 Placebo 20 P = 0.0017c 15 P = 0.0303b 10 19.6 Burden Reduction (%) Burden Reduction 5 10.3 Patients Achieving Transfusion Transfusion Achieving Patients 7.6 1.8 3.6 0.9 0 • • • (from week 37 to 48) (from week 13 to 24) (from week 37 to 48) • The least squares mean change in transfusion burden from baseline to weeks 13–24 (luspatercept versus placebo) ZDVí5%&XQLWVZHHNV &,íWRíP < 0.0001) a OR 6.44, 95% CI 2.27–18.26. b OR 4.55, 95% CI 1.03–20.11. c OR 11.92, 95% CI 1.65–86.29. The BELIEVE Trial studied adult patients.

BELIEVE Phase 3 Trial Reduction in transfusion burden during ANY 12- and 24-week interval During any 12- or 24-week interval, a significantly greater proportion of luspatercept-treated patients DFKLHYHGFOLQLFDOO\PHDQLQJIXOUHGXFWLRQVLQWUDQVIXVLRQEXUGHQRI•DQG• Any 12-week interval Any 24-week interval 100 100 Luspatercept P < 0.0001a Placebo 80 80 60 b 60 P < 0.0001 P < 0.0001c 40 40 P < 0.0001d 70.5 Burden Reduction (%) Burden Reduction Burden Reduction (%) Burden Reduction 20 40.2 20 41.1 16.5 Patients Achieving Transfusion Transfusion Achieving Patients 29.5 Transfusion Achieving Patients 6.3 2.7 0.9 0 0 • • • • a OR 5.69, 95% CI 3.46–9.35. b OR 9.95, 95% CI 4.44–22.33. c OR 25.02, 95% CI 7.76–80.71. d OR 20.37, 95% CI 2.86–144.94. The BELIEVE Trial studied adult patients.

COMMANDS Phase 3 Trial Design Open-label Screening luspatercept Weeks 0 - 24 Weeks 0 - 48 16-week (n = 175) Primary/ First-line, confirmed Secondary Secondary Lower- transfusion Endpoints Endpoints Risk MDS history epoetin alfa (n = 175) 1:1 Randomized ƒ Primary Endpoint – RBC-transfusion independence (RBC-TI) over the first 24 weeks ƒ Secondary Endpoints – International Working Group hematologic improvement-erythroid (IWG HI-E) – ш1.5 g/dL mean increase in hemoglobin over the first 24 weeks – Duration of RBC-TI and IWG HI-E 37 Trial ID: NCT03682536

BEYOND Phase 2 Trial Design Double-blind Screening luspatercept Weeks 13 - 24 Weeks 37 - 48 (n = 100) ɴ-Thalassemia 4-week Primary Secondary Non-Transfusion- period Endpoint Endpoint Dependent Placebo (n = 50) 2:1 Randomized ƒ Primary Endpoint – WƌŽƉŽƌƚŝŽŶŽĨƉĂƚŝĞŶƚƐǁͬĐŽŶƚŝŶƵŽƵƐŝŶĐƌĞĂƐĞшϭ͘ϬŐͬĚ>,ďĚƵƌŝŶŐǁĞĞŬƐϭϯƚŽϮϰ ƒ Key Secondary Endpoints – WƌŽƉŽƌƚŝŽŶŽĨƉĂƚŝĞŶƚƐǁͬĐŽŶƚŝŶƵŽƵƐŝŶĐƌĞĂƐĞшϭ͘ϬŐͬĚ>,ďƌĞƐƉŽŶĚĞƌƐǁĞĞŬƐϯϳƚŽϰϴ – Patient reported outcome measures: NTD-PRO / FACIT-F / SF-36 38 Trial ID: NCT03342404

Myelofibrosis Phase 2 Trial Design

Luspatercept Monotherapy

Cohort 1: Anemia Only (n = 20)
- Hb ≤ 9.5 g/dL, no RBC transfusion in prior 84 days

Cohort 2: Transfusion Dependent (n = 20)
- Average of 2-4 RBC units / 4 weeks over 12 weeks

Luspatercept + Ruxolitinib Combo

Cohort 3a: Anemia Only (n = ≤15)
- Hb ≤ 9.5 g/dL, no RBC transfusion in prior 84 days

Cohort 3b: Transfusion Dependent (n = ≤15)
- Average of 2-4 RBC units / 4 weeks over 12 weeks

24 WEEKS

Primary Endpoints

Anemia Only Cohorts 1 & 3a:
- ≥ +1.5 g/dL Hb for ≥ 12 weeks (rolling)

Transfusion Dependent Cohorts 2 & 3b:
- RBC TI for ≥ 12 weeks (rolling)

Trial ID: NCT03194542

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ACCELERON